                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into this ________ day of ______________, 1996, by First Federal Savings and Loan Association of Cullman, a savings and loan association chartered under the laws of the United States (hereinafter referred to as the "Employer"), and William R. Faulk, an individual (hereinafter referred to as the "Employee");


                             W I T N E S S E T H:

     WHEREAS, the Board of Directors of Employer desires to retain the services of Employee as the President and Chief Executive Officer of Employer;

     WHEREAS, Employee and Employer desire to enter into this Agreement to set forth the terms and conditions of the employment relationship between Employer and Employee;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

1. Employment and Duties. As President and Chief Executive Officer of Employer, Employee shall use his best efforts to perform the duties and responsibilities customary for such offices and in accordance with the policies established by the Board of Directors of Employer and all applicable laws and regulations. In addition, Employee shall perform such other duties assigned to him from time to time by Employer and shall devote such time to Employer's business as Employer deems reasonable; provided, however, that Employer shall employ Employee during the term hereof in a senior executive capacity without material diminishment of the importance or prestige of his position. Furthermore, Employee shall devote his entire productive time, ability and attention during normal business hours throughout the term hereof to the faithful performance of his duties under this Agreement.

2. Term. The term of employment shall commence on the date of this Agreement and shall continue for a period of three years and shall, subject to the final sentence of this Section 2, terminate on December 31, 1999. In May of each year, the Board of Directors of Employer shall review Employee's performance and record the results of such review in the minutes of the Board of Directors.
This Agreement shall automatically be extended for an additional one year period effective December 31 of each year of the term hereof unless Employer gives Employee ninety (90) days prior written notice that the Agreement shall not be renewed for such additional year.

3.   Compensation, Reimbursements and Benefits.

     a.  Salary & Expenses.  Employee shall receive during the first year
         -----------------
hereof, ending on May 31, 1997, an annual salary payable in equal installments not less often than monthly. The amounts of such annual salary shall be $78,750 during such year and until changed by the Board of Directors of Employer in accordance with Section 3(b) of this Agreement. In addition to Employee's annual salary, Employer shall pay or reimburse Employee for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement. Such reimbursement shall be made in accordance with the existing policies and procedures of Employer pertaining to reimbursement of expenses to senior management officials.

    b.  Annual Salary Review.  In May of each year throughout the Term, the
        --------------------
    annual salary of Employee shall be reviewed by the Board of Directors of Employer and shall be set, effective June 1, at an amount not less than $78,750 (Employee's salary during the first year of this Agreement), based upon Employee's individual performance and the overall profitability and financial condition of Employer (hereinafter referred to as the "Annual Review"). The results of the Annual Review shall be reflected in the minutes of the Board of Directors of Employer.

    c.  Employee Benefits Program.  During the term hereof, Employee shall be
        -------------------------
    entitled to participate in all formally established Employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by Employer from time to time, including programs in respect of group health, disability or life insurance, and all Employee benefit plans or programs hereafter adopted in writing by the Board of Directors of Employer, for which senior management personnel are eligible, including any Employee stock ownership plan, stock option plan or other stock benefit plan (hereinafter collectively referred to as the "Benefit Plans"). Notwithstanding the foregoing sentence, Employer may discontinue or terminate at any time any such Benefit Plans, now existing or hereafter adopted, to the extent permitted by the terms of such plans and shall not be required to compensate Employee for such discontinuance or termination.

    d.  Benefits Upon Termination.  After the expiration of the term hereof
        -------------------------
    or the termination of the Employment of Employee for any reason other than Just Cause (as defined hereinafter), Employer shall provide a group health insurance program in which Employee and his family will be eligible to participate and which shall provide substantially the same benefits as are available to retired Employees of Employer on the date of this Agreement; provided, however, that all premiums for such program shall be paid by Employee after Employee's retirement; provided further, however, that Employee may only participate in such program for as long as Employer makes available an Employee group health insurance program which permits Employer to make coverage available for retirees.

    e.  Vacation and Sick Leave.  Employee shall be entitled to an annual
        -----------------------
    vacation in accordance with the policies periodically established by the Board of Directors of Employer for senior management officials of Employer.

4.  Termination of Employment

    a.  General.  In addition to the termination of the employment of Employee
        -------
    upon the
expiration of the term hereof, the employment of Employee shall terminate at any other time during the term hereof upon the delivery by Employer of written notice or employment Termination to Employee. Without limiting the generality of the foregoing sentence, the following paragraphs (i), (ii) and (iii) of this
Section 4(a) shall govern the obligations of Employer to Employee upon the occurrence of the events described in such subpargraphs:

     i. Termination for Just Cause. In the event that Employer terminates the employment of Employee during the term hereof because of Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this Agreement, willful violation of any law, rule, regulation or final cease-and-desist order (other than traffic violations or similar offenses), conviction of a felony or for fraud or embezzlement, or material breach of any provision of this Agreement (hereinafter collectively referred to as "Just Cause"), Employee shall not receive and shall have no right to receive, any compensation or other benefits for any period after such termination.

     ii. Termination after Change of Control. In the event that, before the expiration of the term hereof and in connection with or within one year after a Change of Control (as defined hereinafter) of Employer, (A) the employment of Employee is terminated for any reason other than Just Cause before the expiration of the term of this Agreement, (B) the present capacity or circumstances in which Employee is employed are materially changed before the expiration of the term of this Agreement, or (C) Employee's responsibilities, authority, compensation or other benefits provided under this Agreement are materially reduced, then the following shall occur:

         (a) Employer shall promptly pay to Employee or to his beneficiaries, dependents or estate an amount equal to the sum of (1) the amount of compensation to which Employee would be entitled for the remainder of the term of this Agreement, plus (2) the difference between (x) the product of three, multiplied by the greater of the annual salary set forth in Section 3(a) of this Agreement or the annual salary payable to Employee as a result of any Annual Review, less (xx) the amount paid to Employee pursuant to clause (1) of this subparagraph (a);

         (b) Employee, his dependents, beneficiaries and estate shall continue to be covered under all Benefit Plans of Employer at Employer's expense as if Employee were still employed under this Agreement until the earliest of the expiration of the term of this Agreement or the date on which Employee is included in another Employer's benefit plan as a fulltime Employee; and

         (c) Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by Employee offset in any manner the obligations of Employer hereunder, except as specifically stated in subparagraph (ii).

         In the event that payments pursuant to this subparagraph (ii) would result in the imposition of a penalty tax pursuant to Section 280G(b)
         (3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "Section 280G"), such payments shall be reduced to the maximum amount which may be paid under Section 280G without exceeding such limits. Payments pursuant to this subsection also may not exceed the limit set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision.

    iii. Termination Without Change of Control. In the event that the employment of Employee is terminated before the expiration of the term other than (A) for Just Cause or (B) in connection with or within one year after a Change of Control, Employer shall be obligated to continue (1) to pay on a monthly basis to Employee, his designated beneficiaries or his estate, his then current annual salary provided pursuant to Section 3(a) or (b) of this Agreement until the expiration of the term hereof and (2) to provide to Employee, at Employer's expense, health, life, disability, and other benefits substantially equal to those being provided to Employee at the date of Termination of his employment until the earliest to occur of the expiration of the term hereof or the date Employee becomes employed full-time by another Employer. In the event that payments pursuant to this subparagraph (iii) would result in the imposition of a penalty tax pursuant to Section 280G, such payments shall be reduced to the maximum amount which may be paid under Section 280G without exceeding those limits. Payments pursuant to this subsection also may not exceed the limit set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision.

b.  Death of Employee.  The term hereof automatically shall terminate upon the
    -----------------
death of Employee. In the event of such death, Employee's estate shall be entitled to receive the compensation due Employee through the last day of the term in which the death occurred, except as otherwise specified herein.

c.  "Golden Parachute" Provision.  Any payments made to Employee pursuant to
    ----------------------------
this Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. (S) 1828(k) and any regulations promulgated thereunder.

d.  Definition of "Change of Control".  A "Change of Control" shall be deemed to
    ---------------------------------
have occurred in the event that, at any time during the Term, either any person or entity obtains "conclusive control" of Employer within the meaning of 12 C.F.R. (S) 574.4(a), or any person or entity obtains "rebuttable control" within the meaning of 12 C.F.R. (S) 574.4(b) and has not rebuttable control in accordance with 12 C.F.R. (S) 574.4(c).

5. Special Regulatory Events. Notwithstanding Section 4 of this Agreement, the obligations of Employer to Employee shall be as follows in the event of the following circumstances.

         a. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's affairs by a notice served under sections 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), Employer's obligations under this Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer may, in its discretion, pay Employee all or part of the compensation withheld while the obligations in this Agreement were suspended and reinstate, in whole or in part, any of the obligations that were suspended.

         b. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's affairs by an order issued under Sections 8(e) (4) or (g) (1) of the FDIA, all obligations of Employer under this Agreement shall terminate as of the effective date of such order; provided, however, that vested rights of Employee shall not be affected by such Termination.

         c. If Employer is in default as defined in section 3(x) (1) of the FDIA, all obligations under this Agreement shall terminate as of the date of default; provided, however, that vested rights of Employee shall not be affected.

         d. All obligations under this Agreement shall be terminated, except to the extent of a determination that the continuation of this Agreement is necessary for the continued operation of Employer, (i) by the Director of the Office of Thrift Supervision (hereinafter referred to as the "OTS"), or his or her designee at the time that the Federal Deposit Insurance Corporation enters into an Agreement to provide assistance to or on behalf of First Federal Savings and Loan Association of Cullman under the authority contained in Section 13(c) of the FDIA or (ii) by the Director of the OTS, or his or her designee, at any time the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to the operation of Employer, which is determined by the Director of the OTS to be in an unsafe or unsound condition. No vested rights of Employee shall be affected by any such action.

         e. This Agreement shall at all times comply with 12 C.F.R. Section 563.39(b) and to the extent of any conflict between this Agreement and such regulation, such regulation shall control.

6. Consolidation, Merger or Sale Assets. Nothing in this Agreement shall preclude

Employer from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation that assumes all of Employer's obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "Employer," as used herein, shall mean such other corporation or entity, and this Agreement shall continue in full force and effect.

7. Confidential Information and Documents. During the term of this Agreement, Employee may have access to, and become familiar with, confidential information regarding Employer and its customers. Employee acknowledges that such confidential information and trade secrets are owned and shall continue to be owned solely by Employer. During the term of his employment and after such employment terminates for any reason, regardless of whether termination is initiated by Employer or Employee, Employee agrees not to use, communicate, reveal or otherwise make available such information for any purpose whatsoever, other than for business purposes of Employer or to persons designated by Employer, unless such Employee is compelled to disclose by judicial process or Employer consents to such disclosure or use of such information becomes common knowledge in the industry or is otherwise legally in the public domain.

8. Waiver of Rights. If, in one or more instances, either party fails to insist that the other party perform any of the terms of this Agreement, such failure shall not be construed as a waiver by such party of any past, present, or future right granted under this Agreement, and the obligations of both parties under this Agreement shall continue in full force and effect.

9. Survival. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions of this Agreement not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then any prior Agreement between Employer and Employee shall be deemed reinstated to the full extent permitted by law, as if this Agreement had not been executed.

10. Assignment. Neither party shall have the right to assign any rights or obligations under this Agreement without the prior written approval of the other party.

11. Complete Understanding. This Agreement constitutes the complete understanding between the parties, all prior representations or agreements have been merged into this Agreement. No alteration of or modification to any of the provisions of this Agreement shall be valid unless made in writing and signed by both parties.

12. Arbitration and Governing Law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration to be held in Cullman, Alabama in accordance with the procedural rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. This Agreement shall be exclusively subject to the laws of the State of

Alabama.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above provided.



Attest:            FIRST FEDERAL SAVINGS AND LOAN
                   ASSOCIATION OF CULLMAN



                   By:
                      -----------------


Attest:
                   -----------------
                   William R. Faulk

                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into this ________ day of ______________, 1996, by First Federal Savings and Loan Association of Cullman, a savings and loan association chartered under the laws of the United States (hereinafter referred to as the "Employer"), and Beth B. Knight, an individual (hereinafter referred to as the "Employee");


                              W I T N E S S E T H:

     WHEREAS, the Board of Directors of Employer desires to retain the services of Employee as the Vice President-Finance and Chief Financial Officer of Employer;

     WHEREAS, Employee and Employer desire to enter into this Agreement to set forth the terms and conditions of the employment relationship between Employer and Employee;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

1. Employment and Duties. As Vice President-Finance and Chief Financial Officer of Employer, Employee shall use her best efforts to perform the duties and responsibilities customary for such offices and in accordance with the policies established by the Board of Directors of Employer and all applicable laws and regulations. In addition, Employee shall perform such other duties assigned to him from time to time by Employer and shall devote such time to Employer's business as Employer deems reasonable; provided, however, that Employer shall employ Employee during the term hereof in a senior executive capacity without material diminishment of the importance or prestige of her position. Furthermore, Employee shall devote her entire productive time, ability and attention during normal business hours throughout the term hereof to the faithful performance of her duties under this Agreement.

2. Term. The term of employment shall commence on the date of this Agreement and shall continue for a period of three years and shall, subject to the final sentence of this Section 2, terminate on December 31, 1999. In May of each year, the Board of Directors of Employer shall review Employee's performance and record the results of such review in the minutes of the Board of Directors.
This Agreement shall automatically be extended for an additional one year period effective December 31 of each year of the term hereof unless Employer gives Employee ninety (90) days prior written notice that the Agreement shall not be renewed for such additional year.

3.   Compensation, Reimbursements and Benefits.

a.   Salary & Expenses.  Employee shall receive during the first year hereof,
     -----------------
ending on May 31, 1997, an annual salary payable in equal installments not less often than monthly. The amounts of such annual salary shall be $49,875 during such year and until changed by the Board of Directors of Employer in accordance with Section 3(b) of this Agreement. In addition to Employee's annual salary, Employer shall pay or reimburse Employee for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of her duties under this Agreement. Such reimbursement shall be made in accordance with the existing policies and procedures of Employer pertaining to reimbursement of expenses to senior management officials.

     b.  Annual Salary Review.  In May of each year throughout the Term, the
         --------------------
     annual salary of Employee shall be reviewed by the Board of Directors of Employer and shall be set, effective June 1, at an amount not less than $49,875 (Employee's salary during the first year of this Agreement), based upon Employee's individual performance and the overall profitability and financial condition of Employer (hereinafter referred to as the "Annual Review"). The results of the Annual Review shall be reflected in the minutes of the Board of Directors of Employer.

     c.  Employee Benefits Program.  During the term hereof, Employee shall be
         -------------------------
     entitled to participate in all formally established Employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by Employer from time to time, including programs in respect of group health, disability or life insurance, and all Employee benefit plans or programs hereafter adopted in writing by the Board of Directors of Employer, for which senior management personnel are eligible, including any Employee stock ownership plan, stock option plan or other stock benefit plan (hereinafter collectively referred to as the "Benefit Plans"). Notwithstanding the foregoing sentence, Employer may discontinue or terminate at any time any such Benefit Plans, now existing or hereafter adopted, to the extent permitted by the terms of such plans and shall not be required to compensate Employee for such discontinuance or termination.

     d.  Benefits Upon Termination.  After the expiration of the term hereof
         -------------------------
     or the termination of the Employment of Employee for any reason other than Just Cause (as defined hereinafter), Employer shall provide a group health insurance program in which Employee and her family will be eligible to participate and which shall provide substantially the same benefits as are available to retired Employees of Employer on the date of this Agreement; provided, however, that all premiums for such program shall be paid by Employee after Employee's retirement; provided further, however, that Employee may only participate in such program for as long as Employer makes available an Employee group health insurance program which permits Employer to make coverage available for retirees.

     e.  Vacation and Sick Leave.  Employee shall be entitled to an annual
         -----------------------
     vacation in accordance with the policies periodically established by the Board of Directors of Employer for senior management officials of Employer.

4.   Termination of Employment

     a.  General.  In addition to the termination of the employment of
         -------
      Employee upon
the expiration of the term hereof, the employment of Employee shall terminate at any other time during the term hereof upon the delivery by Employer of written notice or employment Termination to Employee. Without limiting the generality of the foregoing sentence, the following paragraphs (i), (ii) and (iii) of this
Section 4(a) shall govern the obligations of Employer to Employee upon the occurrence of the events described in such subparagraphs:

     i. Termination for Just Cause. In the event that Employer terminates the employment of Employee during the term hereof because of Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this Agreement, willful violation of any law, rule, regulation or final cease-and-desist order (other than traffic violations or similar offenses), conviction of a felony or for fraud or embezzlement, or material breach of any provision of this Agreement (hereinafter collectively referred to as "Just Cause"), Employee shall not receive and shall have no right to receive, any compensation or other benefits for any period after such termination.

     ii. Termination after Change of Control. In the event that, before the expiration of the term hereof and in connection with or within one year after a Change of Control (as defined hereinafter) of Employer, (A) the employment of Employee is terminated for any reason other than Just Cause before the expiration of the term of this Agreement, (B) the present capacity or circumstances in which Employee is employed are materially changed before the expiration of the term of this Agreement, or (C) Employee's responsibilities, authority, compensation or other benefits provided under this Agreement are materially reduced, then the following shall occur:

          (a) Employer shall promptly pay to Employee or to her beneficiaries, dependents or estate an amount equal to the sum of (1) the amount of compensation to which Employee would be entitled for the remainder of the term of this Agreement, plus (2) the difference between (x) the product of three, multiplied by the greater of the annual salary set forth in Section 3(a) of this Agreement or the annual salary payable to Employee as a result of any Annual Review, less (xx) the amount paid to Employee pursuant to clause (1) of this subparagraph (a);

          (b) Employee, her dependents, beneficiaries and estate shall continue to be covered under all Benefit Plans of Employer at Employer's expense as if Employee were still employed under this Agreement until the earliest of the expiration of the term of this Agreement or the date on which Employee is included in another Employer's benefit plan as a full-time Employee; and

          (c) Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by Employee offset in any manner the obligations of Employer hereunder, except as specifically stated in subparagraph (ii).

          In the event that payments pursuant to this subparagraph (ii) would result in the imposition of a penalty tax pursuant to Section 280G(b)
          (3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "Section 280G"), such payments shall be reduced to the maximum amount which may be paid under Section 280G without exceeding such limits. Payments pursuant to this subsection also may not exceed the limit set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision.

     iii. Termination Without Change of Control. In the event that the employment of Employee is terminated before the expiration of the term other than (A) for Just Cause or (B) in connection with or within one year after a Change of Control, Employer shall be obligated to continue (1) to pay on a monthly basis to Employee, her designated beneficiaries or her estate, her then current annual salary provided pursuant to Section 3(a) or
     (b) of this Agreement until the expiration of the term hereof and (2) to provide to Employee, at Employer's expense, health, life, disability, and other benefits substantially equal to those being provided to Employee at the date of Termination of her employment until the earliest to occur of the expiration of the term hereof or the date Employee becomes employed full-time by another Employer. In the event that payments pursuant to this subparagraph (iii) would result in the imposition of a penalty tax pursuant to Section 280G, such payments shall be reduced to the maximum amount which may be paid under Section 280G without exceeding those limits. Payments pursuant to this subsection also may not exceed the limit set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision.

b.   Death of Employee.  The term hereof automatically shall terminate upon the
     -----------------
death of Employee. In the event of such death, Employee's estate shall be entitled to receive the compensation due Employee through the last day of the term in which the death occurred, except as otherwise specified herein.

c.   "Golden Parachute" Provision.  Any payments made to Employee pursuant to
     ----------------------------
this Agreement or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. (S) 1828(k) and any regulations promulgated thereunder.

d.   Definition of "Change of Control".  A "Change of Control" shall be deemed
     ---------------------------------
to have occurred in the event that, at any time during the Term, either any person or entity obtains" conclusive control" of Employer within the meaning of 12 C.F.R.
     (S) 574.4(a), or any person or entity obtains "rebuttable control" within the meaning of 12 C.F.R. (S) 574.4(b) and has not rebuttable control in accordance with 12 C.F.R. (S) 574.4(c).

5. Special Regulatory Events. Notwithstanding Section 4 of this Agreement, the obligations of Employer to Employee shall be as follows in the event of the following circumstances.

     a. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's affairs by a notice served under sections 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), Employer's obligations under this Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer may, in its discretion, pay Employee all or part of the compensation withheld while the obligations in this Agreement were suspended and reinstate, in whole or in part, any of the obligations that were suspended.

     b. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's affairs by an order issued under Sections 8(e)
     (4) or (g) (1) of the FDIA, all obligations of Employer under this Agreement shall terminate as of the effective date of such order; provided, however, that vested rights of Employee shall not be affected by such Termination.

     c. If Employer is in default as defined in section 3(x) (1) of the FDIA, all obligations under this Agreement shall terminate as of the date of default; provided, however, that vested rights of Employee shall not be affected.

     d. All obligations under this Agreement shall be terminated, except to the extent of a determination that the continuation of this Agreement is necessary for the continued operation of Employer, (i) by the Director of the Office of Thrift Supervision (hereinafter referred to as the "OTS"), or his or her designee at the time that the Federal Deposit Insurance Corporation enters into an Agreement to provide assistance to or on behalf of First Federal Savings and Loan Association of Cullman under the authority contained in Section 13(c) of the FDIA or (ii) by the Director of the OTS, or his or her designee, at any time the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to the operation of Employer, which is determined by the Director of the OTS to be in an unsafe or unsound condition. No vested rights of Employee shall be affected by any such action.

     e. This Agreement shall at all times comply with 12 C.F.R. Section 563.39(b) and to the extent of any conflict between this Agreement and such regulation, such regulation shall control.

6. Consolidation, Merger or Sale Assets. Nothing in this Agreement shall preclude

Employer from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation that assumes all of Employer's obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "Employer," as used herein, shall mean such other corporation or entity, and this Agreement shall continue in full force and effect.

7. Confidential Information and Documents. During the term of this Agreement, Employee may have access to, and become familiar with, confidential information regarding Employer and its customers. Employee acknowledges that such confidential information and trade secrets are owned and shall continue to be owned solely by Employer. During the term of her employment and after such employment terminates for any reason, regardless of whether termination is initiated by Employer or Employee, Employee agrees not to use, communicate, reveal or otherwise make available such information for any purpose whatsoever, other than for business purposes of Employer or to persons designated by Employer, unless such Employee is compelled to disclose by judicial process or Employer consents to such disclosure or use of such information becomes common knowledge in the industry or is otherwise legally in the public domain.

8. Waiver of Rights. If, in one or more instances, either party fails to insist that the other party perform any of the terms of this Agreement, such failure shall not be construed as a waiver by such party of any past, present, or future right granted under this Agreement, and the obligations of both parties under this Agreement shall continue in full force and effect.

9. Survival. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions of this Agreement not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this Agreement is held invalid or cannot be enforced, then any prior Agreement between Employer and Employee shall be deemed reinstated to the full extent permitted by law, as if this Agreement had not been executed.

10. Assignment. Neither party shall have the right to assign any rights or obligations under this Agreement without the prior written approval of the other party.

11. Complete Understanding. This Agreement constitutes the complete understanding between the parties, all prior representations or agreements have been merged into this Agreement. No alteration of or modification to any of the provisions of this Agreement shall be valid unless made in writing and signed by both parties.

12. Arbitration and Governing Law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration to be held in Cullman, Alabama in accordance with the procedural rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. This Agreement shall be exclusively subject to the laws of the State of

Alabama.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above provided.



                                 FIRST FEDERAL SAVINGS AND LOAN
Attest:                          ASSOCIATION OF CULLMAN

                                 By:
--------------------                 ---------------------

Attest:


--------------------             -------------------------
                                 Beth B. Knight